UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 1, 2020

SOUTH JERSEY INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-6364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.25 par value per share	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 1, 2020, South Jersey Industries, Inc. (the “Company” or “SJI”) announced that Steven R. Cocchi was appointed as the Company’s Senior Vice President and Chief Financial Officer.

Steven R. Cocchi has served as interim Chief Financial Officer effective July 1, 2020. Prior to that, Mr. Cocchi, age 43, has served as the Company’s Senior Vice President and Chief Strategy and Development Officer since 2018 and has held various other leadership positions within the Company since he joined the Company in 2009.

Mr. Cocchi does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There have been no transactions nor are there any proposed transactions between the Company and Mr. Cocchi that would require disclosure pursuant to Item 404(a) of Regulation S-K.

In recognition of his additional duties, the Board of Directors of the Company approved an annual base salary of $375,000 and he will be eligible to earn target bonus compensation commensurate with other Senior Vice Presidents. Mr. Cocchi is also eligible to also participate in the Company’s Officer Severance Plan.  There are no other arrangements or understandings between Mr. Cocchi and any other persons pursuant to which Mr. Cocchi will be appointed as Chief Financial Officer of the Company.

A copy of the Company’s press release announcing the appointment of Mr. Cocchi as Chief Financial Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Index

Exhibit	Description

99.1	Press release dated September 1, 2020, issued by South Jersey Industries, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: September 1, 2020	/s/ Michael J. Renna
Michael J. Renna
Chief Executive Officer